Exhibit 10.2 Restricted Stock Unit Award Agreement The Estée Lauder Companies Inc. Amended and Restated Non-Employee Director Share Incentive Plan (as of November 17, 2026) (the “Plan”) This RESTRICTED STOCK UNIT AWARD AGREEMENT (“Agreement”) provides for the granting by The Estée Lauder Companies Inc., a Delaware corporation (the “Company”), to the participant, a non-employee director of the Company (the “Non-Employee Director”), of Stock Units under the Plan representing a notional account equal to a corresponding number of shares of the Company’s Class A Common Stock, par value $0.01 (the “Shares”), subject to the terms below (the “Restricted Stock Units”). The name of the “Non-Employee Director,” the “Grant Date,” the “Number of Restricted Stock Units,” the “Vesting Date,” the “Vesting Period,” [and the “Deferral Election Form”]1 are stated in the “Notice of Grant” attached or posted electronically together with this Agreement and are incorporated by reference. The other terms of this award are stated in this Agreement and in the Plan (with the Plan controlling in the event of any conflicting or inconsistent provisions). Terms not defined in this Agreement are defined in the Plan, as amended. The Plan is referred to as the “Grant Plan” in the electronic Notice of Grant. The “Company Group” means the Company and/or any of its subsidiaries and affiliates. 1. Award Grant. The Company hereby awards to the Non-Employee Director an award of Restricted Stock Units in respect of the number of Shares set forth in the Notice of Grant. 2. Vesting. The Restricted Stock Units granted to the Non-Employee Director will vest and become payable in accordance with the terms set forth in the Notice of Grant. The Notice of Grant indicates the Vesting Date upon which the Non-Employee Director will be entitled to receive Shares. Except as otherwise provided in this Agreement, any Restricted Stock Units that are unvested when the Non-Employee Director ceases to serve as a director of the Company will be forfeited. 3. Payment of Award. (a) Each Restricted Stock Unit represents the right to receive one (1) Share when the Restricted Stock Unit vests. [The Shares representing such vested Restricted Stock Units shall be distributed on the first business day of the calendar year following the year in which the Non-Employee Director ceases to serve as a director of the Company.]2 OR [The Shares representing such vested Restricted Stock Units shall be distributed upon either (i) the Vesting Date, or (ii) the date the Non-Employee Director ceases to serve as a director of the Company, as elected by the Non- Employee Director in the Deferral Election Form and subject to the terms therein. Within fifteen (15) days following the applicable settlement date, the Company shall issue to the Non-Employee Director the number of Shares equal to the number of vested Restricted Stock Units.]3 (b) Each Restricted Stock Unit carries a Dividend Equivalent Right, payable in additional whole and/or fractional Restricted Stock Units, the amount of which is based on the number of Shares that could be purchased with the dividend amount. The Dividend Equivalent Rights shall be payable at the same time as payment of Restricted Stock Units in accordance with this Section 3 and Section 4. Dividend Equivalent Rights are deemed part of the related Restricted Stock Units under this Agreement. (c) In the event of a Change in Control that constitutes a “change in control event” within the 1 Note: Reference the “Deferral Election Form” only for the grants issued in 2027 and thereafter. 2 Note: Use this settlement for the 2026 grants. 3 Note: Use this settlement for the grants issued in 2027 and thereafter.

meaning of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Restricted Stock Units shall immediately vest and become payable on the effective date of such Change in Control. If the Shares cease to be outstanding immediately after the Change in Control (e.g., due to a merger with and into another entity), then the consideration to be received per Share will equal the consideration paid to each shareholder per Share generally upon the Change in Control. (d) Any dividends or other distributions on Shares received after vesting of the Restricted Stock Units, after applicable withholdings, that are held in an account for the Non-Employee Director at the agent engaged by the Company for the purposes of holding the Shares for the Non- Employee Director upon Vesting (the “Stock Plan Service Provider,” more fully defined below), will be automatically reinvested by default, in accordance with the Stock Plan Service Provider’s applicable procedures, in additional whole and/or fractional Shares. 4. Termination of Directorship. If the Non-Employee Director ceases to serve as a director of the Company during the Vesting Period, by reason other than (A) death or (B) “permanent and total disability” (as defined in Section 22(e)(3) of the Code), all unvested Restricted Stock Units as of the effective date of the resignation or removal will be forfeited. 5. No Rights of Stock Ownership. This grant of Restricted Stock Units does not entitle the Non- Employee Director to any interest in or to any voting or other rights normally attributable to Share ownership other than the Dividend Equivalent Rights earned under Section 3 above. 6. Withholding Taxes. To the extent applicable, with respect to the payment and withholding of all income and other tax items related to the Non-Employee Director’s participation in the Plan and this Agreement and legally applicable to the Non-Employee Director (“Tax-Related Items”), the Non-Employee Director acknowledges that the ultimate liability for all Tax-Related Items legally due by the Non-Employee Director is and remains the Non-Employee Director’s responsibility, and the Non-Employee Director shall remit all Tax- Related Items to the Internal Revenue Service and any other required governmental agencies. Furthermore, the Non-Employee Director acknowledges that the Company (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired under the Plan and the receipt of any dividends and/or any Dividend Equivalent Rights, and (ii) do not commit to and are under no obligation to structure the terms of the grant of the Restricted Stock Units or any aspect of the Non-Employee Director’s participation in the Plan to reduce or eliminate the Non-Employee Director’s liability for Tax-Related Items or achieve any particular tax result. 7. Nontransferability. The Restricted Stock Units granted hereby are not transferable except by will or the laws of descent and distribution. Notwithstanding the preceding sentence, the Board may in its discretion allow the Restricted Stock Units granted hereby to be transferred by the Non-Employee Director for no consideration, solely to the Non-Employee Director's spouse, siblings, parents, children and/or grandchildren, or to trusts for the benefit of such persons, or to partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to all restrictions included in this Agreement and subject to the Non-Employee Director and permitted transferee executing an agreement of transfer satisfactory to the Board in its sole discretion.

8. Electronic Notice, Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by email or other electronic means. The Non-Employee Director hereby consents to receive such documents by email or other electronic delivery and agrees to access information concerning the Plan through an on-line or electronic system established and maintained by the Company or by another third party designated by the Company. 9. Data Privacy. The Company is located at 767 Fifth Avenue, New York, New York 10153, United States of America and grants Restricted Stock Units under the Plan to non-employee directors of the Company in its sole discretion. In conjunction with the Company’s grant of the Restricted Stock Units under the Plan and its ongoing administration of such awards, the Company is providing the following information about its data collection, processing and transfer practices (“Personal Data Activities”). In accepting the grant of the Restricted Stock Units, the Non-Employee Director expressly and explicitly consents to the Personal Data Activities as described herein. (a) Data Collection, Processing and Usage. The Company collects, processes and uses the Non- Employee Director’s personal data, including, to the extent applicable, the Non-Employee Director’s name, home address, email address, and telephone number, date of birth, social insurance/passport number or other identification number (e.g. resident registration number), salary, citizenship, job title, any Shares or directorships held in the Company, and details of all Restricted Stock Units or any other equity compensation awards granted, canceled, exercised, vested, or outstanding in the Non-Employee Director’s favor, which the Company receives from the Non-Employee Director (“Personal Information”). In granting the Restricted Stock Units under the Plan, the Company will collect the Non-Employee Director’s Personal Information for purposes of allocating Shares and implementing, administering and managing the Plan. The Company’s legal basis for the collection, processing and usage of the Non-Employee Director’s Personal Information is the Non-Employee Director’s consent. (b) Stock Plan Service Provider. The Company transfers the Non-Employee Director’s Personal Information to E*TRADE Financial Corporate Services, Inc. and E*TRADE Securities LLC, an independent service provider based in the United States which assists the Company with the implementation, administration and management of the Plan (the “Stock Plan Service Provider”). In the future, the Company may select a different Stock Plan Service Provider and share the Non-Employee Director’s Personal Information with another company that serves in a similar manner. The Stock Plan Service Provider will open an account for the Non-Employee Director to receive and trade Shares acquired under the Plan. The Non-Employee Director will be asked to agree on separate terms and data processing practices with the Stock Plan Service Provider, which is a condition to the Non-Employee Director’s ability to participate in the Plan. (c) International Data Transfers. The Company and the Stock Plan Service Provider are based in the United States. The Non-Employee Director should note that the Non-Employee Director’s country of residence may have enacted data privacy laws that are different from the United States. The Company’s legal basis for the transfer of the Non-Employee Director’s Personal Information to the United States is the Non-Employee Director’s separate consent as provided herein. (d) Data Retention. The Company will use the Non-Employee Director’s Personal Information only as long as is necessary to implement, administer and manage the Non-Employee Director’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and securities laws. When the Company no longer needs the Non-Employee Director’s Personal Information, the Company will remove it from its systems. If the Company keeps the

Non-Employee Director’s Personal Information longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be for compliance with relevant laws or regulations. (e) Voluntariness and Consequences of Consent Denial or Withdrawal. The Non-Employee Director’s participation in the Plan and the Non-Employee Director’s grant of consent is purely voluntary. The Non-Employee Director may deny or withdraw the Non-Employee Director’s consent at any time. If the Non-Employee Director does not consent, or if the Non-Employee Director later withdraws the Non-Employee Director’s consent, the Non-Employee Director may be unable to participate in the Plan. This would not affect the Non-Employee Director’s existing engagement or compensation; instead, the Non-Employee Director merely may forfeit the opportunities associated with the Plan. (f) Data Subject Rights. The Non-Employee Director may have a number of rights under data privacy laws in the Non-Employee Director’s country of engagement (and country of residence, if different). For example, the Non-Employee Director’s rights may include the right to (i) request access or copies of Personal Information the Company processes pursuant to the Agreement, (ii) request rectification of incorrect Personal Information, (iii) request deletion of Personal Information, (iv) request restrictions on or object to the processing of Personal Information, (v) withdraw the Non-Employee Director’s consent, and/or (vi) lodge complaints with competent authorities in the Non-Employee Director’s country of engagement (and country of residence, if different). 10. Failure to Enforce Not a Waiver. The Company’s failure to enforce at any time any provision of this Agreement does not constitute a waiver of that provision or of any other provision of this Agreement. 11. Governing Law. The Agreement is governed by and is to be construed according to the laws of the State of New York, that apply to agreements made and performed in that state, without regard to its choice of law provisions. 12. Partial Invalidity. The invalidity or illegality of any provision of the Agreement will be deemed not to affect the validity of any other provision. Furthermore, it is the parties’ intent that any order striking any portion of this Agreement and/or the Plan should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder. 13. Entire Agreement. This Agreement, Notice of Grant, the Plan, [the Deferral Election Form]4 and the Country Addendum (as defined below) constitute the entire agreement between the Non-Employee Director and the Company regarding the award and supersede all prior and contemporaneous agreements and understandings, oral or written, between the parties regarding the award. Except as expressly set forth herein, this Agreement (and any provision of this Agreement) may not be modified, changed, clarified, or interpreted by the parties, except in a writing specifying the modification, change, clarification, or interpretation, and signed by a duly authorized Company officer. 14. Section 409A Compliance. This Agreement is intended to comply with Section 409A of the Code, and any regulations, rulings, or guidance provided thereunder. Each payment under this Agreement shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may the Non-Employee Director, directly or indirectly, designate the calendar year of any payment to be made under this Agreement[, except pursuant to the Deferral Election Form in accordance with Section 3(a)]5. The Company reserves the unilateral 4 Note: Reference the “Deferral Election Form” only for the grants issued in 2027 and thereafter. 5 Note: Deferral election language for grants issued in 2027 and thereafter.

right to amend this Agreement upon written notice to the Non-Employee Director to prevent taxation under Section 409A of the Code. 15. Exchange Control, Tax and/or Foreign Asset/Account Reporting. The Non-Employee Director acknowledges that there may be exchange control, tax, foreign asset and/or account reporting requirements that may affect the Non-Employee Director’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including from any Dividend Equivalents Rights paid with respect to the Restricted Stock Units or dividends paid on Shares acquired under the Plan) in a brokerage/bank account or legal entity outside the Non-Employee Director’s country of engagement (and country of residence, if different). The Non-Employee Director may be required to report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the tax or other authorities in the Non-Employee Director’s country of engagement (and country of residence, if different). The Non-Employee Director also may be required to repatriate sale proceeds or other funds received as a result of the Non-Employee Director’s participation in the Plan to the Non-Employee Director’s country of engagement (and country of residence, if different) through a designated bank or broker within a certain time after receipt. The Non-Employee Director acknowledges that it is the Non-Employee Director’s responsibility to be compliant with such regulations, and the Non-Employee Director should consult the Non-Employee Director’s personal legal advisor for any details. 16. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Non-Employee Director’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired under the Plan, to the extent the Company determines, in its sole discretion, it is necessary or advisable for legal or administrative reasons, and to require the Non-Employee Director to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 17. Hedging Policy and Pledging Policy. The Non-Employee Director is subject to the Company’s Hedging Policy that, among other things, prohibits directors from hedging outstanding equity grants. This means the Non-Employee Director may not hedge the equity award represented by this Agreement or any outstanding equity awards represented by previous agreements. Reference is also made to the Company’s Pledging Policy. 18. Country Addendum. The award of Restricted Stock Units shall be subject to any terms and conditions for the Non-Employee Director’s country of engagement (and country of residence, if different) set forth in an addendum attached hereto as Exhibit A (the “Country Addendum”). Moreover, if the Non-Employee Director transfers residence and/or engagement to another country reflected in the Country Addendum, the terms and conditions for such country will apply to the Non-Employee Director to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the Restricted Stock Unit and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Non-Employee Director’s transfer). 19. Legal and Tax Compliance; Cooperation. If the Non-Employee Director resides or provides service outside of the United States, the Non-Employee Director agrees, as a condition of the grant of the Restricted Stock Units, to take any and all actions as may be required to comply with the Non-Employee Director’s personal legal, regulatory and tax obligations under local laws, rules and regulations in the Non-Employee Director’s country of engagement (and country of residence, if different), including (but not limited to) any obligations to repatriate all payments attributable to the Shares and/or cash acquired under the Plan (e.g., dividends and any proceeds derived from the sale of Shares acquired pursuant to the Restricted Stock Units). In addition, the Non-Employee Director also agrees to take any and all actions, and consent to any and all actions taken by the Company Group, as may be required to allow the Company Group to comply with local laws, rules and regulations in the Non-Employee Director’s country of engagement (and country of residence, if different). Finally, the Non-Employee Director agrees to take any and all actions as may be required to comply with the

Non-Employee Director’s personal legal and tax obligations under local laws, rules and regulations in the Non- Employee Director’s country of residence (and country of engagement, if different). 20. Deemed Acceptance and Acknowledgement. The Non-Employee Director shall be deemed to have accepted the award of Restricted Stock Units unless the Non-Employee Director objects to the award by notifying the Company at [XXXX] no later than fifteen (15) days from the Grant Date. By accepting the grant of Restricted Stock Units, the Non-Employee Director affirmatively and expressly acknowledges that: (a) the Company has provided the Non-Employee Director with a copy of the Plan and the U.S. prospectus for the Plan; (b) the Non-Employee Director has reviewed the Plan and the U.S. prospectus for the Plan and is familiar with the terms and provisions contained therein; and (c) the Non-Employee Director has carefully read this Agreement and the Country Addendum, and specifically accepts and agrees to the terms and conditions governing the Restricted Stock Units as reflected herein. The Non-Employee Director also affirmatively and expressly acknowledges that the Company, in its sole discretion, may amend the terms and conditions reflected in this Agreement and the Country Addendum without the Non-Employee Director’s consent, either prospectively or retroactively: (a) to comply with applicable laws, rules and regulations; or (b) to the extent that such amendment does not materially impair the Non-Employee Director’s rights under this award of Restricted Stock Units, and the Non-Employee Director expressly agrees to be bound by such amendment regardless of whether notice is given to the Non-Employee Director of such change.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer as of the Grant Date set forth in the Notice of Grant. The Estée Lauder Companies Inc. By: ___________________________ [XXXX]

NOTICE OF GRANT UNDER THE ESTÉE LAUDER COMPANIES INC. AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR SHARE INCENTIVE PLAN (the “Plan”) This is to confirm that you were awarded a grant of Restricted Stock Units representing the right upon vesting of such units to receive shares of Class A Common Stock of The Estée Lauder Companies Inc. (the “Shares”) in accordance with the Plan. This Restricted Stock Unit award is granted under and governed by the terms and conditions of the Plan and the Restricted Stock Unit Award Agreement (the “Agreement”) attached hereto and made part hereof. Please read these documents and keep them for future reference. The specific terms of your award are as follows: Non-Employee Director: [XXXX] Number of Restricted Stock Units: [XXXX] Grant Date: [XXXX] Grant Plan: The Estée Lauder Companies Inc. Amended and Restated Non-Employee Director Share Incentive Plan Vesting Period: The Grant Date through the applicable Vesting Date. Vesting Date: Subject to your continuous service as a director of the Company, the Restricted Stock Units shall vest on the earlier of (i) the first anniversary of the Grant Date and (ii) the date of the first Annual Meeting of Stockholders of the Company following the Grant Date, subject to Section 3(c) of the Agreement. In the event of your death or disability (as described in the Agreement), the Restricted Stock Units will vest on the date of such death or disability, respectively. [Deferral Election Form: The Estée Lauder Companies Inc. Election Form – Restricted Stock Unit Deferral, attached hereto.]1 Questions regarding the Share Incentive Plan can be directed to the equity team at [XXXX]. If you wish to accept this grant, please sign this Notice of Grant and return by e-mail immediately to [XXXX]. The undersigned hereby accepts, and agrees to, all terms and provisions of the Agreement, including those contained in this Notice of Grant. By______________________________________________ Date_______________ Sign and Return this Notice of Grant Immediately! 1 Note: Reference the “Deferral Election Form” only for the grants issued in 2027 and thereafter.